                                                                   Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                 DECEMBER 1996

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $   11.91184956             Class 2-A1 ....   $   24.21389048
                  ---------------                               ---------------
Class 1-A2 ....   $   10.37663509             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    6.50879011
                  ---------------                               ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    5.22127104
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.73607370
                  ---------------                               ---------------
Class 1-A6 ....   $    0.76206337             Class 2-M .....   $    0.73607396
                  ---------------                               ---------------
Class 1-A7 ....   $    0.76206360             Class 2-B1 ....   $    0.73607161
                  ---------------                               ---------------
Class 1-PO ....   $    1.22249082             Class 2-B2 ....   $    0.73607041
                  ---------------                               ---------------
Class 1-M .....   $    0.76206279             Class 2-B3 ....   $    0.73607122
                  ---------------                               ---------------
Class 1-B1 ....   $    0.76206367             Class 2-B4 ....   $    0.73606880
                  ---------------                               ---------------
Class 1-B2 ....   $    0.76206411             Class 2-B5 ....   $    0.73611073
                  ---------------                               ---------------
Class 1-B3 ....   $    0.76206439             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------
Class 1-B4 ....   $    0.76206718             Class 2-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B5 ....   $    0.76205930
                  ---------------

          Principal Prepayments included in the above

          principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled
          Principal Balances of Defaulted Mortgage Loans,
          Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
          Date):

Class 1-A1 ....   $   10.57793037             Class 2-A1 ....   $   22.90125314
                  ---------------                               ---------------
Class 1-A2 ....   $    9.21463312             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    6.15594797
                  ---------------                               ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    4.93822543
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.69617107
                  ---------------                               ---------------
Class 1-A6 ....   $    0.67672558             Class 2-M .....   $    0.00000000
                  ---------------                               ---------------
Class 1-A7 ....   $    0.67672578             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-PO ....   $    1.08559319             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-M .....   $    0.00000000             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B3 ....   $    0.00000000             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------
Class 1-B4 ....   $    0.00000000             Class 2-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------

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     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.75692701           7.25000000%
                                         ---------------      ---------------
                    Class 1-A2 ....      $    5.79362459           7.25000000%
                                         ---------------      ---------------
                    Class 1-A3 ....      $    6.04166696           7.25000000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    6.04166676           7.25000000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    6.04166663           7.25000000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.01498861           7.25000000%
                                         ---------------      ---------------

                    Class 1-A7 ....      $    6.01498873           7.25000000%
                                         ---------------      ---------------
                    Class 1-S .....      $    0.31610995           0.47518261%
                                         ---------------      ---------------
                    Class 1-M .....      $    6.01498796           7.25000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.01498756           7.25000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.01498710           7.25000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.01498648           7.25000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.01498977           7.25000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.01498869           7.25000000%
                                         ---------------      ---------------

                    Class 2-A1 ....      $    5.75235793           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    6.25000000           7.50000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    5.61042738           7.00000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    4.54703148           7.50000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    6.22295388           7.50000000%
                                         ---------------      ---------------
                    Class 2-M .....      $    6.22295524           7.50000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    6.22295477           7.50000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    6.22294997           7.50000000%
                                         ---------------      ---------------
                    Class 2-B3 ....      $    6.22295515           7.50000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    6.22295536           7.50000000%
                                         ---------------      ---------------
                    Class 2-B5 ....      $    6.22295757           7.50000000%
                                         ---------------      ---------------
                    Class 2-R .....      $    0.00000000           7.50000000%
                                         ---------------      ---------------
                    Class 2-RL ....      $    0.00000000           7.50000000%
                                         ---------------      ---------------

     iii) Accrual Amount Class 2-A4 ........................    $     85,590.59
                                                                ---------------

     iv)  The amount of servicing compensation
          received by the Company during the        Pool 1           Pool 2
          month preceding the month of              ------           ------
          distribution: ...................         61,316.98         25,223.74
                                              ---------------   ---------------

(b)  The amounts below are for the

     aggregate of all certificates.

     v)   The Pool Scheduled Principal
          Balances: .......................   $338,943,125.99   $125,563,404.69
                                              ---------------   ---------------
          Number of Mortgage Loans: .......              1173               431
                                              ---------------   ---------------

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     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                           Aggregate              Single
                                       Principal Balance   Certificate Balance

                    Class 1-A1 ....      $ 35,902,283.77               940.96
                                         ---------------      ---------------
                    Class 1-A2 ....      $157,001,304.30               948.57
                                         ---------------      ---------------
                    Class 1-A3 ....      $  5,645,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 37,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A5 ....      $ 43,993,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 25,336,132.87               994.82
                                         ---------------      ---------------
                    Class 1-A7 ....      $ 12,794,408.86               994.82
                                         ---------------      ---------------
                    Class 1-S .....      $279,436,149.53               964.10
                                         ---------------      ---------------
                    Class 1-PO ....      $  2,117,326.04               982.28
                                         ---------------      ---------------
                    Class 1-M .....      $  6,964,970.39               994.82
                                         ---------------      ---------------
                    Class 1-B1 ....      $  4,353,106.35               994.82
                                         ---------------      ---------------
                    Class 1-B2 ....      $  3,482,485.67               994.82
                                         ---------------      ---------------
                    Class 1-B3 ....      $  1,915,367.07               994.82
                                         ---------------      ---------------
                    Class 1-B4 ....      $  1,044,745.41               994.82
                                         ---------------      ---------------
                    Class 1-B5 ....      $  1,392,995.26               994.82
                                         ---------------      ---------------

                    Class 2-A1 ....      $ 56,187,161.24               927.90
                                         ---------------      ---------------

                    Class 2-A2 ....      $  4,759,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 12,561,915.01               955.28
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 31,600,695.78             1,002.92
                                         ---------------      ---------------
                    Class 2-A5 ....      $ 13,311,255.77               994.94
                                         ---------------      ---------------
                    Class 2-M .....      $  2,597,591.22               994.94
                                         ---------------      ---------------
                    Class 2-B1 ....      $  1,623,494.64               994.94
                                         ---------------      ---------------
                    Class 2-B2 ....      $  1,298,795.12               994.94
                                         ---------------      ---------------
                    Class 2-B3 ....      $    714,338.55               994.94
                                         ---------------      ---------------
                    Class 2-B4 ....      $    389,638.05               994.94
                                         ---------------      ---------------
                    Class 2-B5 ....      $    519,519.31               994.94
                                         ---------------      ---------------
                    Class 2-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-RL ....      $          0.00                 0.00
                                         ---------------      ---------------

     vii) The following pertains to any
          real estate acquired on behalf
          of Certificateholders:                    Pool 1           Pool 2
                                                    ------           ------

          Book Value ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ........   $          0.00   $          0.00
                                              ---------------   ---------------

          The aggregate number of Mortgage
          Loans included in the Principal
          Balance set forth above .........                 0                 0
                                              ---------------   ---------------

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    viii) Aggregate number and
          aggregate Principal Balances
          of delinquent Mortgage Loans,
          as of the opening of business
          on the related Determination
          Date,

                                                   Loans      Principal Balance
                                                   -----      -----------------

          Pool 1.....................


                 (1)      *30-59 days                       3   $  1,153,006.50
                                              ---------------   ---------------
                 (2)       60-89 days                       3   $    890,562.08
                                              ---------------   ---------------
                 (3)  90 days or more                       1   $    234,842.32
                                              ---------------   ---------------
                 (4)   in foreclosure                       2   $    593,457.60
                                              ---------------   ---------------

          Pool 2.....................

                 (1)       30-59 days                       7   $  1,876,282.54
                                              ---------------   ---------------
                 (2)       60-89 days                       1   $    298,420.97
                                              ---------------   ---------------
                 (3)  90 days or more                       0   $          0.00
                                              ---------------   ---------------
                 (4)   in foreclosure                       1   $    597,722.96
                                              ---------------   ---------------

     ix)  The aggregate number of
          replaced Mortgage loans and
          Scheduled Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x)   The aggregate number of
          modified Mortgage loans and
          Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

      xi)  Certificate Interest Rate of:

              Class 1-S Certificates: ...          0.475183%
                                            ---------------
              Class 2-A4 Certificates: ..          0.242200%
                                            ---------------

                                                      Pool 1           Pool 2
                                                      ------           ------
     xii) Senior Percentage ...............       94.34631600%      94.30475800%
                                              ---------------   ---------------

     xiii) Group I Senior Percentage ......       83.09113600%      83.69201400%
                                              ---------------   ---------------

     xiv) Group II Senior Percentage ......       11.25518000%      10.61274400%

                                              ---------------   ---------------

     xv) Senior Prepayment Percentage .....      100.00000000%     100.00000000%
                                              ---------------   ---------------

     xvi) Group I Senior Prepayment
          Percentage ......................      100.00000000%     100.00000000%
                                              ---------------   ---------------

     xvii) Group II Senior Prepayment
          Percentage ......................        0.00000000%       0.00000000%
                                              ---------------   ---------------

     xviii) Junior Percentage .............        5.65368400%       5.69524200%
                                              ---------------   ---------------

     xix) Junior Prepayment Percentage ....        0.00000000%       0.00000000%
                                              ---------------   ---------------